EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
MAF Bancorp, Inc.:

We consent to the use of our report incorporated by reference herein.

Our report refers to a change in the method of accounting for goodwill in 2002.



                                                /s/ KMPG LLP



Chicago, Illinois
December 3, 2003